SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2003

SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

Colorado                      001-13458         84-0920811
(State or other          (Commission File      (I.R.S. Employer
jurisdiction              Number)               Identification No.)
of incorporation)

4880 Havana Street, Denver, CO                  80239
(Address of principal executive offices)        (Zip Code)
Registrant's telephone number:   (303) 373-4860



Total pages: 6
Exhibit index at: 3



Item 7. 	Financial Statements and Exhibits.

(c)	Exhibits. 	The following exhibit accompanies this Report:

Exhibit No.		Document
      99		Press Release dated November 4, 2003 concerning
                  results of operations.

Item 12.	Results of Operations and Financial Condition.

On November 4, 2003, Scott's Liquid Gold-Inc. announced in a press release its operating results for the third quarter of 2003 and for the nine months ended September 30, 2003. The press release is attached as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SCOTT'S LIQUID GOLD-INC.
(Registrant)


                                    ----------------------
Date: November 4, 2003			/s/ Jeffry B. Johnson
                                    By: Jeffry B. Johnson
                                    Chief Financial Officer
                                     and Treasurer


EXHIBIT INDEX

Exhibit
Number        Document
99            Press Release dated November 4, 2003 concerning
              results of operations.

								EXHIBIT 99

For Immediate Release

SCOTT'S LIQUID GOLD-INC.
REPORTS THIRD QUARTER OPERATING RESULTS

DENVER, Colorado (November 4, 2003) -- Scott's Liquid Gold-Inc. (OTC BB: "SLGD"), which develops, manufactures and markets household and skin care products, today announced its operating results for the third quarter and first nine months of the year 2003.

For the three months ended September 30, 2003, the Company reported a net income of $231,100, or $0.02 per share, on net sales of approximately $6 million. These results compared with net income of $871,900, or $0.09 per share, and net sales of approximately $6.2 million, in the third quarter of 2002.

For the nine months ended September 30, 2003, the Company reported a net loss of $931,700, or ($0.09) per share compared with net income of $428,600, or $0.04 per share, in the corresponding period of the previous year. Net sales totaled approximately $17.3 million in the first nine months of the current year, versus approximately $16.9 million in the year-earlier period.

"While we are disappointed to report an unprofitable nine months," commented Mark E. Goldstein, Chairman and Chief Executive Officer of Scott's Liquid Gold-Inc., "the Company did experience an overall increase in net sales and spent approximately
$870,000 more on advertising in the first nine months of 2003 versus the first nine months of 2002." Mr. Goldstein also noted that the loss from operations for the first nine months of 2002 was $490,700 and that the net income for that period included revenue from a lawsuit settlement of $594,600 and a tax benefit of $483,000, compared to a loss from operations for the first nine months of 2003 of $813,300.

Scott's Liquid Gold-Inc. develops, manufactures and markets high quality household and consumer products, including Scott's Liquid Gold wood cleaners/preservatives, Touch of Scent air fresheners, Alpha Hydrox skin care products, and Neoteric
Diabetic Skin Care products. Scott's Liquid Gold-Inc. also distributes skin care and other sachets of Montagne Jeunesse. The Company is headquartered in Denver, Colorado, and its common stock trades on the OTC Bulletin Board under the symbol "SLGD".

Additional information on Scott's Liquid Gold-Inc. and its products can be accessed on the World Wide Web:
www.scottsliquidgold.com, www.alphahydrox.com,
www.touchofscent.com, and www.neotericdiabetic.com.

This press release may contain "forward-looking" statements within the meaning of U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the Company's performance inherently involve risks and uncertainties that could cause actual results to differ from such forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products in the marketplace; acceptance in the marketplace of the Company's new product lines; competitive factors; continuation of the Company's distributorship agreement with Montagne Jeunesse; the need for effective advertising of the Company's products; limited resources available for such advertising; new product introductions by others; technological changes; dependence upon third-party vendors and upon sales to major customers; changes in the regulation of the Company's products, including applicable environmental regulations; the loss of any executive officer; and other risks discussed in this release and in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

For further information, please contact:
Jeff Johnson at (303) 373-4860



SCOTT'S LIQUID GOLD-INC.
and Consolidated Subsidiaries

CONDENSED STATEMENT OF OPERATIONS (Unaudited)

                           Three Months                  Nine Months
                        Ended September 30,          Ended September 30,
                    -------------------------     ------------------------
                        2003          2002            2003         2002
                    -----------   -----------     -----------  -----------
Net sales           $ 6,023,600   $ 6,226,900     $17,367,300  $16,912,800

Operating costs
 and expenses:
   Cost Of Sales      3,302,200     2,986,200       9,223,500    9,017,700
   Advertising          171,100       282,600       1,671,700      804,200
   Selling            1,402,900     1,431,400       4,410,300    4,201,400
   General and
    administrative      875,400     1,190,500       2,875,100    3,380,200
                    -----------   -----------     -----------  -----------
                      5,751,600     5,890,700      18,180,600   17,403,500
                    -----------   -----------     -----------  -----------

Income (loss)from
 operations             272,000       336,200        (813,300)    (490,700)
Interest income          12,100         6,200          46,600       42,800
Interest expense         53,000        65,100         165,000      201,100
Other revenue             -           594,600           -          594,600
                    -----------   -----------     -----------  -----------
                        231,100       871,900        (931,700)     (54,400)

Income tax expense
 (benefit)                -             -               -         (483,000)
                    -----------   -----------     -----------  -----------
Net income (loss)   $   231,100   $   871,900     $  (931,700) $   428,600
                    ===========   ===========     ===========  ===========

Net income (loss)
 per  common share :
   Basic            $       .02   $       .09     $      (.09)  $      .04
                    ===========   ===========     ===========   ==========
   Diluted          $       .02   $       .09     $      (.09)  $      .04
                    ===========   ===========     ===========   ==========

Weighted average
 shares outstanding:
   Basic             10,187,100    10,153,100      10,164,400   10,153,100
                    ===========   ===========     ===========  ===========
   Diluted           10,203,500    10,153,100      10,164,400   10,153,100
                    ===========   ===========     ===========  ===========